Exhibit 4(b)

KENTUCKY UTILITIES COMPANY

TO

THE BANK OF NEW YORK MELLON,

Trustee

Supplemental Indenture No. 3

dated as of November 1, 2013

Supplemental to the Indenture
dated as of October 1, 2010

Establishing

First Mortgage Bonds, 4.65% Series due 2043

SUPPLEMENTAL INDENTURE NO. 3

SUPPLEMENTAL INDENTURE No. 3, dated as of the 1st day of November, 2013, made and entered into by and between KENTUCKY UTILITIES COMPANY, a corporation duly organized and existing under the laws of the Commonwealths of Kentucky and Virginia, having its principal corporate offices at One Quality Street, Lexington, Kentucky 40507 (hereinafter sometimes called the “Company”), and THE BANK OF NEW YORK MELLON, a New York banking corporation, having its corporate trust office at 101 Barclay Street, 7th Floor, New York, New York 10286 and having its principal place of business at One Wall Street, New York, New York 10286 (hereinafter sometimes called the “Trustee”), as Trustee under the Indenture, dated as of October 1, 2010 (hereinafter called the “Original Indenture”), between the Company and said Trustee, as heretofore supplemented, this Supplemental Indenture No. 3 being supplemental thereto.  The Original Indenture, as heretofore supplemented, and this Supplemental Indenture No. 3 are hereinafter sometimes, collectively, called the “Indenture.”

Recitals of the Company

The Original Indenture was authorized, executed and delivered by the Company to provide for the issuance from time to time of its Securities (such term and all other capitalized terms used herein without definition having the meanings assigned to them in the Original Indenture), to be issued in one or more series as contemplated therein, and to provide security for the payment of the principal of and premium, if any, and interest, if any, on such Securities.

The Company has heretofore executed and delivered supplemental indentures for the purpose of creating series of Securities as set forth in Exhibit A hereto.

The Original Indenture and Supplemental Indentures No. 1 and No. 2, and financing statements in respect thereof, have been duly recorded and filed in the various official records in the Commonwealth of Kentucky as set forth in Exhibit B hereto.

Pursuant to Article Three of the Original Indenture, the Company wishes to establish a series of Securities, such series of Securities to be hereinafter sometimes called “Securities of Series No. 5”, and, pursuant to Section 1401 of the Original Indenture, the Company wishes to correct an error in each of Section 805 and Section 807 of the Original Indenture.

As contemplated in Section 301 of the Original Indenture, the Company further wishes to establish the designation and certain terms of the Securities of Series No. 5.  The Company has duly authorized the execution and delivery of this Supplemental Indenture No. 3 to establish the designation and certain terms of such series of Securities and has duly authorized the issuance of such Securities; and all acts necessary to make this Supplemental Indenture No. 3 a valid agreement of the Company, and to make the Securities of Series No. 5 valid obligations of the Company, have been performed.

NOW, THEREFORE, THIS SUPPLEMENTAL INDENTURE NO. 3 WITNESSETH, that, for and in consideration of the premises and of the purchase of the Securities by the Holders thereof and in order to secure the payment of the principal of and premium, if any, and interest, if any, on all Securities from time to time Outstanding and the performance of the covenants therein and in the Indenture contained, the Company hereby grants, bargains, sells, conveys, assigns, transfers, mortgages, pledges, sets over and confirms to the Trustee, and grants to the Trustee a security interest in and lien on, the real property specifically referred to in Exhibit C attached hereto and incorporated herein by reference and all right, title and interest of the Company in and to all property personal and mixed located thereon (other than Excepted Property), as and to the extent, and subject to the terms and conditions, set forth in the Original Indenture; and it is further mutually covenanted and agreed as follows:

ARTICLE ONE

SECURITIES OF SERIES NO. 5

SECTION 101.    Creation of Series No. 5.

There is hereby created a series of Securities designated “First Mortgage Bonds, 4.65% Series due 2043”, and the Securities of such series shall:

(a)           be issued initially in the aggregate principal amount of $250,000,000 and shall be limited to such aggregate principal amount (except as contemplated in Section 301(b) of the Original Indenture); provided, however, that, as contemplated in the last paragraph of Section 301 of the Original Indenture, additional Securities of such series may be subsequently issued from time to time, without any consent of Holders of the Securities of such series, if and to the extent that, prior to each such subsequent issuance, the aggregate principal amount of the additional Securities then to be issued shall have been set forth in a Supplemental Indenture, and, thereupon, the Securities of such series shall be limited to such aggregate principal amount as so increased (except as aforesaid and subject to further such increases);

(b)           be dated November 14, 2013;

(c)           have a Stated Maturity of November 15, 2043, subject to prior redemption or purchase by the Company;

(d)           have such additional terms as are established in an Officer’s Certificate as contemplated in Section 301 of the Original Indenture; and

(e)           be in substantially the form or forms established therefor in an Officer’s Certificate, as contemplated by Section 201 of the Original Indenture.

ARTICLE TWO

COVENANT

SECTION 201.    Satisfaction and Discharge.

The Company hereby agrees that, if the Company shall make any deposit of money and/or Eligible Obligations with respect to any Securities of Series No. 5, or any portion of the principal amount thereof, as contemplated by Section 901 of the Indenture, the Company shall not deliver an Officer’s Certificate described in clause (z) in the first paragraph of said Section 901 unless the Company shall also deliver to the Trustee, together with such Officer’s Certificate, either:

(a)           an instrument wherein the Company, notwithstanding the satisfaction and discharge of its indebtedness in respect of such Securities, or portions of the principal amount thereof, shall retain the obligation (which shall be absolute and unconditional) to irrevocably deposit with the Trustee or Paying Agent such additional sums of money, if any, or additional Eligible Obligations (meeting the requirements of Section 901), if any, or any combination thereof, at such time or times, as shall be necessary, together with the money and/or Eligible Obligations theretofore so deposited, to pay when due the principal of and premium, if any, and interest due and to become due on such Securities or portions thereof, all in accordance with and subject to the provisions of said Section 901; provided, however, that such instrument may state

2

that the obligation of the Company to make additional deposits as aforesaid shall be subject to the delivery to the Company by the Trustee of a notice asserting the deficiency accompanied by an opinion of an independent public accountant of nationally recognized standing, selected by the Trustee, showing the calculation thereof (which opinion shall be obtained at the expense of the Company); or

(b)           an Opinion of Counsel to the effect that the beneficial owners of such Securities, or portions of the principal amount thereof, will not recognize income, gain or loss for United States federal income tax purposes as a result of the satisfaction and discharge of the Company’s indebtedness in respect thereof and will be subject to United States federal income tax on the same amounts, at the same times and in the same manner as if such satisfaction and discharge had not been effected.

ARTICLE THREE

CORRECTIONS

SECTION 301.    Correction of Section 805.

In accordance with Section 1401(l) of the Original Indenture, Section 805 of the Original Indenture is hereby corrected by inserting the phrase “sixty-six and two-thirds percentum (66-2/3%) of” immediately following the words “equal to” in the penultimate sentence thereof.

SECTION 302.    Correction of Section 807.

In accordance with Section 1401(l) of the Original Indenture, Section 807 of the Original Indenture is hereby corrected by inserting the phrase “sixty-six and two-thirds percentum (66-2/3%) of” immediately following the words “equal to” in clause (d) in the first sentence thereof.

ARTICLE FOUR

MISCELLANEOUS PROVISIONS

SECTION 401.    Single Instrument.

This Supplemental Indenture No. 3 is an amendment and supplement to the Original Indenture as heretofore supplemented.  As amended and supplemented by this Supplemental Indenture No. 3, the Original Indenture, as heretofore supplemented, is in all respects ratified, approved and confirmed, and the Original Indenture, as heretofore supplemented, and this Supplemental Indenture No. 3 shall together constitute the Indenture.

SECTION 402.    Effect of Headings.

The Article and Section headings in this Supplemental Indenture No. 3 are for convenience only and shall not affect the construction hereof.

This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

3

IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture No. 3 to be duly executed as of the day and year first written above.

KENTUCKY UTILITIES COMPANY

By:	/s/ Daniel K. Arbough
	Name:	Daniel K. Arbough
	Title:	Treasurer

ATTEST:

/s/ Dorothy E. O’Brien
Name:	Dorothy E. O’Brien
Title:	Vice President and Deputy General Counsel,
Legal and Environmental Affairs

THE BANK OF NEW YORK MELLON, as Trustee

By:	/s/ Francine Kincaid
	Name:	Francine Kincaid
	Title:	Vice President

COMMONWEALTH OF KENTUCKY	)
	)	ss.:
COUNTY OF JEFFERSON	)

On this 5th day of November, 2013, before me, a notary public, the undersigned, personally appeared Daniel K. Arbough, who acknowledged himself to be the Treasurer of KENTUCKY UTILITIES COMPANY, a corporation of the Commonwealths of Kentucky and Virginia and that he, as such Treasurer, being authorized to do so, executed the foregoing instrument for the purposes therein contained, by signing the name of the corporation by himself as Treasurer.

In witness whereof, I hereunto set my hand and official seal.

/s/ Betty L. Brinly
Betty L. Brinly
Notary Public, State at Large, KY
My Commission expires 6/21/2014

STATE OF NEW YORK	)
	)	ss.:
COUNTY OF NEW YORK	)

On this 5th day of November, 2013, before me, a notary public, the undersigned, personally appeared Francine Kincaid, who acknowledged herself to be a Vice President of THE BANK OF NEW YORK MELLON, a corporation and that she, as Vice President, being authorized to do so, executed the foregoing instrument for the purposes therein contained, by signing the name of the corporation by herself as Vice President.

In witness whereof, I hereunto set my hand and official seal.

By:	/s/ Danny Lee
Danny Lee
Notary Public, State of New York
Notary #: 01LE6161129
Qualified in in New York County
Commission expires 2/20/2015

The Bank of New York Mellon hereby certifies that its precise name and address as Trustee hereunder are:

The Bank of New York Mellon

Global Structured Finance

101 Barclay Street, 7th Floor

New York, New York 10286

Attn:  Global Americas

THE BANK OF NEW YORK MELLON, as Trustee

By:	/s/ Francine Kincaid
	Name:	Francine Kincaid
	Title:	Vice President

CERTIFICATE OF PREPARER

The foregoing instrument was prepared by:

James J. Dimas, Senior Corporate Attorney

Kentucky Utilities Company

220 West Main Street

Louisville, Kentucky  40202

/s/ James J. Dimas
James J. Dimas

EXHIBIT A

KENTUCKY UTILITIES COMPANY

Bonds Issued and Outstanding

under the Indenture

Supplemental Indenture No.	Dated as of	Series No.	Series Designation	Date of Securities	Principal Amount Issued	Principal Amount Outstanding(1)
1	October 15, 2010	1	Collateral Series 2010	October 28, 2010	$350,779,405	$350,779,405
2	November 1, 2010	2	1.625% Series due 2015	November 16, 2010	$250,000,000	$250,000,000
		3	3.250% Series due 2020	November 16, 2010	$500,000,000	$500,000,000
		4	5.125% Series due 2040	November 16, 2010	$750,000,000	$750,000,000

(1)    As of November 1, 2013.

A-1

EXHIBIT B(1)

KENTUCKY UTILITIES COMPANY

Filing and Recording
of

Indenture, dated as of October 1, 2010

COUNTY NAME	BOOK & PAGE NUMBER
Adair	MB 297, Pg 118
Anderson	MB 453, Pg 36
Ballard	MB 48, Pg 57
Barren	MB 450, Pg 284
Bath	MB 191, Pg 1
Bell	MB 294, Pg 1
Bourbon	MB 516, Pg 1
Boyle	MB 600, Pg 194
Bracken	MB 256, Pg 288
Bullitt	MB 1342, Pg 1
Caldwell	MB 267, Pg 351
Carroll	MB 204, Pg 153
Casey	MB 212, Pg 676
Christian	MB 1236, Pg 1
Clark	MB 701, Pg 155
Clay	MB 197, Pg 527
Crittenden	MB 189, Pg 671
Estill	MB E9, Pg 1
Fayette	MB 7007, Pg 175
Fleming	MB 283, Pg 160
Franklin	MB 1184, Pg 264
Fulton	MB 168, Pg 1
Gallatin	MB 193, Pg 1
Garrard	MB 302, Pg 141
Grayson	MB 19-E, Pg 1
Green	MB 261, Pg 427
Hardin	MB 1957, Pg 637
Harlan	MB 392, Pg 521
Harrison	MB 339, Pg 1
Hart	MB 310, Pg 14
Henry	MB 296, Pg 1
Hickman	MB 101, Pg 59
Hopkins	MB 1000, Pg 1
Jessamine	MB 1029, Pg 42

B(1)-1

Knox	MB 374, Pg 1
Larue	MB 294, Pg 150
Laurel	MB 965, Pg 353
Lee	MB 102, Pg 1
Lincoln	MB 376, Pg 1
Livingston	MB 270, Pg 1
Lyon	MB 202, Pg 1
Madison	MB 1365, Pg 1
Marion	MB 344, Pg 1
Mason	MB 375, Pg 1
McCracken	MB 1282, Pg 1
McLean	MB 168, Pg 1
Mercer	MB 530, Pg 1
Montgomery	MB 450, Pg 606
Muhlenberg	MB 601, Pg 72
Nelson	MB 910, Pg 403
Nicholas	MB 135, Pg 1
Ohio	MB 448, Pg 173
Oldham	MB 1904, Pg 1
Owen	MB 228, Pg 1
Pendleton	MB 325, Pg 1
Pulaski	MB 1249, Pg 1
Robertson	MB 55, Pg 279
Rockcastle	MB 228, Pg 1
Rowan	MB 306, Pg 84
Russell	MB 329, Pg 22
Scott	MB 1008, Pg 1
Shelby	MB 836, Pg 1
Taylor	MB 479, Pg 302
Trimble	MB 180, Pg 191
Union	MB 381, Pg 273
Washington	MB 242, Pg 1
Webster	MB 291, Pg 381
Whitley	MB 528, Pg 1
Woodford	MB 634, Pg 329

B(1)-2

EXHIBIT B(2)

KENTUCKY UTILITIES COMPANY

Filing and Recording

of

Supplemental Indenture No. 1, dated as of October 15, 2010,

to

Indenture, dated as of October 1, 2010

COUNTY NAME	BOOK & PAGE NUMBER
Adair	MB 298, Pg 77
Anderson	MB 453, Pg 600
Ballard	MB 49, Pg 39
Barren	MB 451, Pg 570
Bath	MB 190, Pg 775
Bell	MB 294, Pg 724
Bourbon	MB 517, Pg 75
Boyle	MB 601, Pg 507
Bracken	MB 257, Pg 211
Bullitt	MB 1345, Pg 101
Caldwell	MB 268, Pg 233
Carroll	MB 204, Pg 712
Casey	MB 213, Pg 530
Christian	MB 1237, Pg 630
Clark	MB 703, Pg 549
Clay	MB 198, Pg 110
Crittenden	MB 190, Pg 482
Estill	MB E9, Pg 575
Fayette	MB 7018, Pg 386
Fleming	MB 284, Pg 78
Franklin	MB 1186, Pg 302
Fulton	MB 168, Pg 563
Gallatin	MB 193, Pg 466
Garrard	MB 302, Pg 968
Grayson	MB 19-F, Pg 73
Green	MB 263, Pg 18
Hardin	MB 1959, Pg 388
Harlan	MB 393, Pg 701
Harrison	MB 339, Pg 784
Hart	MB 310, Pg 723
Henry	MB 297, Pg 789
Hickman	MB 122, Pg 17

B(2)-1

Hopkins	MB 1001, Pg 615
Jessamine	MB 1031, Pg 229
Knox	MB 375, Pg 19
Larue	MB 296, Pg 58
Laurel	MB 967, Pg 99
Lee	MB 101, Pg 537
Lincoln	MB 376, Pg 781
Livingston	MB 270, Pg 599
Lyon	MB 202, Pg 466
Madison	MB 1367, Pg 489
Marion	MB 345, Pg 1
Mason	MB 376, Pg 286
McCracken	MB 1284, Pg 729
McLean	MB 168, Pg 625
Mercer	MB 531, Pg 300
Montgomery	MB 451, Pg 708
Muhlenberg	MB 602, Pg 564
Nelson	MB 913, Pg 254
Nicholas	MB 135, Pg 568
Ohio	MB 449, Pg 211
Oldham	MB 1909, Pg 267
Owen	MB 228, Pg 628
Pendleton	DB 305, Pg 359
Pulaski	MB 1251, Pg 501
Robertson	MB 56, Pg 111
Rockcastle	MB 227, Pg 525
Rowan	MB A307, Pg 71
Russell	MB 330, Pg 181
Scott	MC 33, Pg 179
Shelby	MB 838, Pg 422
Taylor	MB 480, Pg 285
Trimble	MB 181, Pg 739
Union	MB 382, Pg 165
Washington	MB 242, Pg 467
Webster	MB 292, Pg 147
Whitley	MB 529, Pg 266
Woodford	MB 635, Pg 563

B(2)-2

EXHIBIT B(3)

KENTUCKY UTILITIES COMPANY

Filing and Recording

of

Supplemental Indenture No. 2, dated as of November 1, 2010,

to

Indenture, dated as of October 1, 2010

COUNTY NAME	BOOK & PAGE NUMBER
Adair	MB 298, Pg 478
Anderson	MB 454, Pg 524
Ballard	MB 49, Pg 203
Barren	MB 452, Pg 720
Bath	MB 191, Pg 587
Bell	MB 295, Pg 126
Bourbon	MB 517, Pg 709
Boyle	MB 602, Pg 410
Bracken	MB 257, Pg 477
Bullitt	MB 1348, Pg 63
Caldwell	MB 268, Pg 418
Carroll	MB 205, Pg 107
Casey	MB 213, Pg 755
Christian	MB 1239, Pg 559
Clark	MB 704, Pg 689
Clay	MB 198, Pg 205
Crittenden	MB 190, Pg 718
Estill	MB F9, Pg 26
Fayette	MB 7033, Pg 693
Fleming	MB 284, Pg 309
Franklin	MB 1188, Pg 296
Fulton	MB 168, Pg 646
Gallatin	MB 193, Pg 609
Garrard	MB 303, Pg 410
Grayson	MB 19-F, Pg 468
Green	MB 263, Pg 293
Hardin	MB 1961, Pg 197
Harlan	MB 394, Pg 244
Harrison	MB 340, Pg 207
Hart	MB 312, Pg 39
Henry	MB 298, Pg 98
Hickman	MB 122, Pg 92

B(3)-1

Hopkins	MB 1003, Pg 274
Jessamine	MB 1033, Pg 316
Knox	MB 375, Pg 516
Larue	MB 296, Pg 284
Laurel	MB 968, Pg 802
Lee	MB 101, Pg 630
Lincoln	MB 377, Pg 359
Livingston	MB 271, Pg 129
Lyon	MB 202, Pg 627
Madison	MB 1369, Pg 754
Marion	MB 345, Pg 558
Mason	MB 376, Pg 660
McCracken	MB 1287, Pg 770
McLean	MB 168, Pg 778
Mercer	MB 532, Pg 337
Montgomery	MB 452, Pg 526
Muhlenberg	MB 603, Pg 465
Nelson	MB 914, Pg 755
Nicholas	MB 135, Pg 702
Ohio	MB 449, Pg 603
Oldham	MB 1914, Pg 176
Owen	MB 229, Pg 123
Pendleton	DB 305, Pg 555
Pulaski	MB 1254, Pg 122
Robertson	MB 56, Pg 221
Rockcastle	MB 227, Pg 667
Rowan	MB A307, Pg 288
Russell	MB 330, Pg 704
Scott	MB 1012, Pg 568
Shelby	MB 839, Pg 732
Taylor	MB 480, Pg 863
Trimble	MB 182, Pg 132
Union	MB 382, Pg 412
Washington	MB 242, Pg 497
Webster	MB 292, Pg 426
Whitley	MB 529, Pg 599
Woodford	MB 637, Pg 103

B(3)-2

EXHIBIT B(4)

KENTUCKY UTILITIES COMPANY

UCC Filings — Kentucky Secretary of State

for

Indenture dated as of October 1, 2010,

as supplemented

File No.	Date
2010-2481173-19.01	October 8, 2010
2010-2481173-19.02	November 11, 2010

2010-2481175-31.01	October 8, 2010
2010-2481175-31.02	November 11, 2010

B(4)-1

EXHIBIT C

KENTUCKY UTILITIES COMPANY

Real Property

Schedule of real property owned in fee located in the Commonwealth of Kentucky

Harlan County, Kentucky:

BEGINNING at an existing steel post standing in a chain link fence at the West side of the Dressin-Sunshine Road and at the Southeast corner of the store room lot; thence with the chain link fence N 84° 21’ 55” W 368.93 feet to an existing steel post standing in a chain link fence at the Southwest corner of the store room lot; thence continuing with the chain link fence N 03° 01’ 27” 110.15 feet to an existing steel post standing in a chain link fence at the corner of the store room lot; thence continuing with the chain link fence N 49° 15’ 58” E 179.24 feet to an existing steel post standing in a chain link fence at the South side of Tarbot Lane; thence continuing with the chain link fence S 82° 13’ 31” E 119.50 feet to an existing steel post standing in a chain link fence at the South side of Tarbot Lane at the intersection with Dressin-Sunshine Road; thence along the West side of Dressin-Sunshine Road toward Dressin S 32° 57’ 16” E 93.91 feet to a steel pin and cap set; thence crossing the Dressin-Sunshine Road N 85° 13’ 52” E passing a steel pin and cap set as a reference at 45.00 feet, a total of 74.00 feet to a corner which is not accessible; thence N 11° 09’ 44” W passing a steel pin and cap set as a reference at 5.00 feet, a total distance of 65.00 feet to a steel pin and cap set at the South side of Tarbot Lane; thence along and with Tarbot Lane S 85° 28’ 50” E 80.00 feet to a steel pin and cap set at the railroad right-of-way; thence along and with the railroad right-of-way S 06° 37’ 35” E 135.00 feet to a steel pin and cap set at the railroad right-of-way, being also the Southeast corner of this tract, said point being located 863 feet northerly along the track from railroad mile post number 243; thence S 83° 19’ 34” W 115.00 feet, crossing the Dressin-Sunshine Road to a steel pin and cap set at the West side of the road; thence S 09° 16’ 07” E 85.50 feet to the point of beginning, containing 1.93 acres, as surveyed by David A. Atwell, Kentucky Registered Surveyor, License Number 2063, on February 26, 1996.

Being the same property conveyed to Kentucky Utilities Company, a Kentucky corporation, by Deed dated June 18, 1996, of record in Deed Book 324, Page 457 in the Office of the Clerk of Harlan County, Kentucky.

Boyle County, Kentucky:

Being Tract A-1 as shown on the Minor Plat approved by the Danville-Boyle County Planning & Zoning Commission on January 16, 2013, and recorded at Plat Book 1847B, Page 1, in the Office of the Clerk of Boyle County, Kentucky and containing 4.0 acres.

Being the same property conveyed to Kentucky Utilities Company, a Kentucky corporation, by General Warranty Deed given by Dennis G. Cox and Crystal J. Cox, dated February 13, 2013 and lodged for record in Deed Book 490, Page 484, in the office of the Boyle County Clerk.

Fayette County, Kentucky:

Beginning at a point in the north property line of the Winchester Pike where it intersects the east property line of Hume Road; thence along the east property line of Hume Road for three calls N 18° 48’ W 52.3 feet, S 71° 12’ W 5 feet and N 18° 48’ W 607.82 feet to a corner with W. S. Rogers; thence with the line  of  Rogers N 71° 12’ E 793 feet  to the line of Dr. Adam Miller; thence with Miller for four calls S 01° 45’ W. 117.65 feet, S 01° 53’ W 207.6 feet, N 84° 24’ E 109.6 feet and S 01° 04’ E  628.4 feet to the aforesaid north property line of the Winchester Pike; thence along the north property line of the Winchester Pike N 84° 21’ W 647.2 feet to the beginning, and containing 13.19 acres. (Italicized items were omitted from legal in source deed of record in Deed Book 1437, Page 677, but included in deed of record in Deed Book 600, Page 474, both references to the Fayette County Clerk’s office).

There is EXCEPTED from the foregoing conveyance a certain parcel thereof conveyed to McLean Construction Company, Inc., by deed of record in Deed Book 612, Page 236, in the Fayette County  Clerk’s Office; there is further excepted from the conveyance herein that certain right-of-way conveyed to the Commonwealth of Kentucky, Department of Highways, by deed dated July 6, 1962, and of record in Deed Book 748, Page 380, in the aforementioned Clerk’s Office; there is further excepted certain easements and right-of-way agreements with the Southern Bell Telephone and Telegraph Company and the General Telephone Company of Kentucky, dated July 11, 1962 and June 4, 1962, recorded in Deed Book 763, Page 354, in Deed Book 742, Page 463, in the aforementioned Clerk’s Office.

NOTE: The above legal description of the Property was revised pursuant to a physical survey conducted by Douglas G. Gooch, AGE Engineering Services, Inc., Ky. R.L.S. #3118, dated the 12th day of July, 2012, as follows:

BEGINNING at an iron pin set (5/8” x 18” rebar with aluminum cap bearing PLS-3118, as will be typical for all set corner monuments), said pin being located at the Southwest corner of the property being surveyed and being located on the North edge of Right-of-Way of US Hwy 60 (a.k.a Winchester Road) and being on the eastern edge of right-of-way of Hume Road, said right-of-way conveyed to the Commonwealth of Kentucky (D.B. 748, Pg. 380), said pin being 100’ north of the centerline of US Hwy 60 and having Kentucky State Plane — North Zone Coordinates (NAD83) N=197050.07 E=1592508.00 and also being N01°07’25”W — 0.50’ from the center of a damaged right-of-way marker found, said pin being located in Fayette County, Kentucky and being the POINT OF BEGINNING for this description; Thence leaving the northern edge of right-of-way of US Hwy 60 and with the eastern edge of right-of-way of Hume Road, N26°30’39”W — 161.46 feet to an iron pin set on said right-of-way, said pin being 19 feet east of centerline of Hume Road;  Thence continuing with the eastern edge of right-of-way of Hume Road, and being 19 feet east of centerline, N18°39’14”W — 479.84 feet to an iron pin set on the eastern edge of said right-of-way, said pin being a three-way corner of the subject property, James Chester McLean (D.B. 637, Pg. 403) and McLean Construction Company (D.B. 612, Pg. 236);  Thence leaving the corner of James Chester McLean and with the line of McLean Construction Company (D.B. 612, Pg. 236), N80°16’46”E — passing a 1” Iron Pipe Found at 0.43 feet and passing an iron witness pin set at 758.11 feet and continuing at the same bearing an additional 0.04’ feet to a ¾” Iron Pipe Found, (the total length of this line being 758.15 feet), said pipe being the Southeast corner of McLean Construction Company (D.B. 612, Pg. 236) and being on the western boundary line of Adam Miller (D.B. 589, Pg. 271);  Thence leaving the line of McLean Construction Company and with the line of Miller, S02°01’24”W — passing an iron witness pin set at 193.80 feet and continuing at the same bearing an additional 3.02 feet  for a total distance being 196.82 feet to an 10” Wood Post Found, N84°34’49”E — passing an iron witness pin set at 3.02 feet and at 107.97 feet and continuing an additional 0.53 feet to a 12” Wood Post Found (the overall total distance of this line is 108.50 feet), S01°07’25”E — passing an iron witness pin set at 0.50 feet and at 628.09 feet and continuing an additional 0.11 feet to a ¾” Iron Pipe Found (the overall total distance of this line is 628.20 feet), said pipe being on the north edge of right-of-

way of US Hwy 60 and being 75 feet north of centerline of US Hwy 60 and being the Southwest corner of Adam Miller (D.B. 589, Pg. 271);  Thence leaving the line of Miller and with the Northern edge of right-of-way of US Hwy 60, N84°23’58”W — 140.59 feet to an iron pin set, said pin being 75’ North of centerline of US Hwy 60, N78°41’19”W — 251.25 feet to an iron pin set, said pin being 100 feet north of centerline of US Hwy 60 and N84°23’58”W — 250.00 feet to the Point of Beginning and containing 11.844 acres by survey.

Being the same property conveyed to Kentucky Utilities Company, a Kentucky corporation, pursuant to deed dated September 21, 2012, of record in Deed Book 3101, Page 213, in the Fayette County Clerk’s office.

Lyon County, Kentucky:

Lot Number Twenty-five (#25), in Sara Lane Subdivision as shown by Plat of said subdivision record in Plat Cabinet 1, Slide 88, Lyon County Clerk’s Office.

BEING the same property conveyed Kentucky Utilities Company, a Kentucky corporation, by Deed dated October 16, 2013, of record in Deed Book 159, Page 260, in the Office of the County Clerk of Lyon County, Kentucky.

Carroll County, Kentucky:

BEGINNING at a ¼” x 2” Mag Nail with washer stamped “Gooch PLS# 3118” set in the centerline of Black Rock Road, said nail being a corner of the property being surveyed and being the Northwest corner of Charles Beckham (D.B. 152, Pg. 654), said nail being S81°55’30”W — 10.21 feet from the center of a Walnut tree stump, said nail also being approx. 0.61 miles east of the intersection of centerlines of Black Rock Road and Sharon Road and lying in Carroll County, Kentucky and being the Point of Beginning for this description; Thence leaving the corner of Beckham and with the centerline of Black Rock Road, N17°30’50”W — 36.11 feet to a point, N29°05’05”W — 45.18 feet to a point, N38°18’35”W — 15.87 feet to a point, and N64°19’53”W — 8.61 feet to a ¼” x 2” Mag Nail with washer stamped “Gooch PLS#3118” set in the centerline of Black Rock Road, said nail being the South east corner of Jack Schirmer (D.B. 104, Pg. 731); Thence leaving the centerline of Black Rock Road and with the line of Schirmer, N25°40’07”E — passing an iron witness pin set (5/8” x 18” rebar with aluminum cap bearing PLS-3118, as will be typical for all set corner monuments) at 18.71 feet and continuing at the same bearing for a total distance of 30.20 feet to the center of a Walnut Tree Stump; Thence continuing with the line Schirmer, N15°30’31”W — passing an iron witness pin set at 1.45 feet and continuing at the same bearing for a total distance of 274.15 feet to an iron pin set, N82°45’32”E — 64.79 feet to an iron pin set, N22°49’08”W — 240.66 feet to an iron pin set, and N75°47’28”E — 573.52 feet to an iron pin set, said pin being a corner of Jack Schirmer and being on the west line of Kentucky Utilities Company (D.B. 180, Pg. 253); Thence leaving the line of Schithier (sic) and with the west line of Kentucky Utilities Company, S00°22’25”W — 470.50 feet to an iron pin found (PLS# 2251), S12°11’26”E — 524.36 feet to an iron pin found (PLS# 2251), S11°16’39”E — 324.35 feet to an iron pin found (PLS# 2251) and S11°16’39”E — 19.41 feet to a P.K. nail found in the centerline of Black Rock Road, said nail being the Southwest corner of Kentucky Utilities Company; Thence leaving the line of Kentucky Utilities Company and with the centerline of Black Rock Road, S87°43’08”W — 67.45 feet to a point, N84°56’24”W — 36.73 feet to a point, N71°19’51”W — 68.04 feet to a point, and N63°07’56”W — 58.48 feet to a ¼” x 2” Mag Nail with washer stamped “Gooch PLS# 3118” set in the centerline of Black Rock Road, said nail being the Southeast corner of Charles Beckham (D.B. 152, Pg. 654); Thence leaving the centerline of Black Rock Road and with the line of Beckham, N23°44’00”W — passing an iron witness pin set at 31.50 feet and continuing at the same bearing for a total distance of 587.85 feet to an iron pin set at the base of fence corner post and S81°55’30”W — passing an iron witness pin set at 115.32 feet and passing the centerline of a walnut tree stump (mentioned above) at 125.07 feet and continuing at the same bearing for a total distance of 135.28 feet to the Point of Beginning for this description and containing 11.306 acres by survey.

Being the same property conveyed to Kentucky Utilities Company, a Kentucky corporation, by Deed dated January 14, 2010, of record in Deed Book 181, Page 276, in the Office of the Clerk of Carroll County, Kentucky.

Gallatin County, Kentucky:

Parcel 1:

BEGINNING at a mag nail set (1/4” x 2” Mag Nail with washer Stamped “Gooch P.L.S. #3118”, as will be typical for all Mag Nails set), said nail being a common corner of the parent tract of Scott & Brooks and being a corner of Robert Maddox and Mary L. Seiler Scott (D.B. 92, Pg. 53, Gallatin Co.; D.B. 157, Pg. 97, Carroll Co.; D.B. 45, Pg. 601, Carroll Co.; D.B. 24, Pg. 308, Gallatin Co.; hereinafter referred to as the Maddox & Seiler property), said point being approx. 0.79 miles north of the intersection of centerlines of Montgomery Road and Black Rock Road, said nail lying in the centerline of Montgomery Road, Gallatin County, Kentucky and being the Point of Beginning for this description; Thence with the centerline of Montgomery Road and the line of the Maddox & Seiler property, N33°08’48”W — 124.58 feet to a Mag nail set in the centerline of said road; Thence leaving the centerline of the road but continuing with the line Maddox & Seiler property, N20°03’34”W — 826.58 feet to an iron pin set (5/8” x 18” rebar with aluminum cap bearing PLS-3118, as will be typical for all set corner monuments), said pin being 46.98 feet east of the centerline of Montgomery Road, N53°24’33”W — 483.25 feet to an iron pin set, said pin being 14.32 feet east of the centerline of Montgomery Road and N17°06’39”W — 179.61 feet to a point in Montgomery Road, said point being 1.51 feet east of the centerline of Montgomery Road, said point being on the eastern line of the Maddox & Seiler property and being a corner of Mark Kearns (D.B. 106, Pg. 418, Gallatin Co.); Thence leaving the line of the Maddox & Seiler property and with the line of Kearns, S89°59’53”E — passing an iron witness pin found (PLS# 3423) at 11.48 feet and continuing at the same bearing for a total distance of 1448.41 feet to an iron pin found with no ID cap, S00°21’02”W — 151.50 feet to an iron pin found, (PLS# 3423), S29°54’30”W — 86.01 feet to an iron pin found (PLS# 3423), and N89°21’44”E — 1062.54 feet to an iron pin found (PLS# 1961), said pin being a four way corner of the parent tract, Mark Kearns, Buell and Virginia Shields (D.B. 34, Pg. 440, D.B. 33, Pg. 303), and Kevin Deaton (D.B. 47, Pg. 202, Gallatin Co.); Thence leaving the line of Kearns and Shields and with the line of Deaton, S01°41’53”W — passing pins found online at 90.99 feet, 190.02 feet, 390.04 feet, 490.02 feet, 689.92 feet and 789.87 feet all with an identification cap bearing PLS# 1961, and continuing 100.04 feet to an iron pin found (PLS# 1961) a total distance of 889.91 feet, said pin being a common corner of the parent tract and Deaton; Thence continuing with the line of Deaton S88°19’41”W — passing pins found online at 128.77 feet, 228.80 feet, 428.72 feet and 928.70 feet to an iron pin set, said pin being a total distance of 928.70 feet, said pin being a common corner of the parent tract, Deaton, and the Maddox & Seiler property (D.B. 92, Pg. 53, Gallatin Co.; D.B. 157, Pg. 97, Carroll Co.; D.B. 45, Pg. 601, Carroll Co.; D.B. 24, Pg. 308, Gallatin Co.); Thence leaving the line of Deaton and with the line of Maddox & Seiler property, S73°46’07”W — 749.80 feet to the Point of Beginning and containing 49.898 acres by survey.

Being the same property conveyed to Kentucky Utilities Company, a Kentucky corporation, by Deed dated January 8, 2010, of record in Deed Book 108, Page 334, in the Office of the Clerk of Gallatin County, Kentucky.

Parcel 2:

COMMENCING at a ¼” x 2” Mag Nail Set in the Centerline of Montgomery Road, said Mag nail being approximately 0.46 mile north of the intersection of centerlines of Montgomery Road and Black Rock Road, and being the Southeast Corner of Kentucky Utilities Company (D.B. 108, Pg. 324 - Gallatin County and D.B. 181, Pg. 210 - Carroll County); Thence leaving the centerline of Montgomery Road and with the line of Kentucky Utilities Company, S79°59’44”W — 18.95 feet to an iron pin set (5/8” x 18” rebar with aluminum cap bearing PLS-3118, as will be typical for all set corner monuments) at a fence corner post, on the west edge of right-of-way of Montgomery Road, said pin being on the southern line of said Kentucky Utilities Company property and being the Northeast Corner of the property being surveyed and being the POINT OF BEGINNING for this description; Thence leaving the line of Kentucky Utilities Company and with the west edge of right-of-way of Montgomery Road, S09°33’39”E — 55.88 feet to a point, S06°15’14”E — 32.48 feet to a point, S03°50’09”E — 45.71 feet to a point, S01°44’45”W — 31.70 feet to a point, S07°35’02”W — 29.65 feet to a point, S15°45’54”W — 28.98 feet to a point, S24°01’52”W — 24.03 feet to a point, S31°53’46”W — 24.34 feet to a point, S37°29’11”W — 44.36 feet to a point, and S37°52’36”W — 51.82 feet to an iron pin found (PLS# 2119), said iron pin found being 20.74 feet west of centerline of Montgomery Road and being a corner of Kentucky Utilities Company (Parcel No. 1, D.B. 180, PG. 253 — Carroll County, D.B. 107, PG. 584 — Gallatin County); Thence leaving the west edge of right-of-way of Montgomery Rod and with the line of Kentucky Utilities Company, S66°00’56”W — 229.63 feet to an iron pin found (PLS# 2119) and N05°15’30”E — 362.43 feet to an iron pin found (PLS# 2119), said pin being the Northeastern corner of Kentucky Utilities Company (Parcel No. 1, D.B. 180, PG. 253 — Carroll County, D.B. 107, PG. 584 — Gallatin County) and being on the southern line of Kentucky Utilities Company (D.B. 108, Pg. 324 - Gallatin County and D.B. 181, Pg. 210 - Carroll County); Thence leaving the line of Kentucky Utilities Company (Parcel No. 1, D.B. 180, PG. 253 — Carroll County, D.B. 107, PG. 584 — Gallatin County) and with the line of Kentucky Utilities Company (D.B. 108, Pg. 324 - Gallatin County and D.B. 181, Pg. 210 - Carroll County), N73°59’44”E — 265.20 feet to the Point of Beginning and containing 2.032 acres by survey.

Being the same property conveyed to Kentucky Utilities Company, a Kentucky corporation, by Deed dated March 18, 2011, of record in Deed Book 110, Page 776, and by Quitclaim Deed dated March 18, 2011, of record in Deed Book 111, Page 9, both in the Office of the Clerk of Gallatin County, Kentucky.

Parcel 3:

Tract 1:

BEING Tract No. 1 as shown on the Boundary Survey Plat of the Kevin Deaton Property prepared from a physical survey conducted by Douglas G. Gooch, AGE Engineering Services, Inc., Ky. R.L.S. #3118, dated the 29th day of March, 2011 and approved by Warsaw, Glencoe and Gallatin County Planning Commission, Docket No. PS-11-21, on June 23, 2011, of record in Plat Cabinet B, Slide 194 in the aforesaid Office.

Tract 2:

BEING Tract No. 2 as shown on the Boundary Survey Plat of the Kevin Deaton Property prepared from a physical survey conducted by Douglas G. Gooch, AGE Engineering Services, Inc., Ky. R.L.S. #3118, dated the 29th day of March, 2011 and approved by Warsaw, Glencoe and Gallatin County Planning Commission, Docket No. PS-11-21, on June 23, 2011, of record in Plat Cabinet B, Slide 194 in the aforesaid Office.

Being the same property conveyed to Kentucky Utilities Company, a Kentucky corporation, by Deed dated and recorded on June 30, 2011, in Deed Book 111, Page 575, and by Deed dated and recorded on June 30, 2011, of record in Deed Book 111, Page 579, both in the Office of the Clerk of Gallatin County, Kentucky.

Gallatin and Carroll Counties, Kentucky:

Parcel 1:

BEGINNING at a mag nail set (1/4” x 2” Mag Nail with washer Stamped “Gooch P.L.S. #3118”, as will be typical for all Mag Nails set), said nail being in the centerline of Montgomery Road and being a corner of Sandra McDole (D.B. 56, Pg. 12, Gallatin Co.) and being on the line of Kevin Deaton (D.B. 47, Pg. 202, 4th tract), said pin being approximately 0.46 miles north of the intersection of centerlines of Montgomery Road and Black Rock Road, said nail lying in Gallatin County, Kentucky being the Point of Beginning for this description; Thence leaving the centerline of Montgomery Road and leaving the line of Kevin Deaton and with the line of Sandra McDole, S73°59’44”W — passing an iron witness pin set at wood fence post at 18.95 feet and continuing for a total distance of 284.15 feet to an iron pin found (PLS# 2119), said pin being a corner of Sandra McDole and Kentucky Utilities Company (D.B. 180, Pg. 253, Carroll County); Thence leaving the line of McDole and with the line of Kentucky Utilities Company, S74°23’18”W — 796.56 feet to an iron pin found (PLS# 2119), S74°30’26”W — 354.68 feet to an iron pin found (PLS# 2251), and S74°48’55”W — 353.47 feet to an iron pin found (PLS# 2251), said pin being a corner of Jack Schirmer (D.B. 104, Pg. 731) and Kentucky Utilities Company; Thence leaving the line of Kentucky Utilities Company and with the line of Schirmer, N18°41’13”W — passing an iron pin set (5/8” x 18” rebar with aluminum cap bearing PLS-3118, as will be typical for all set corner monuments), online at 896.97 feet and continuing for a total distance of 1857.57 feet to an iron pin set adjacent to a wood post found adjacent to a 48” Oak Tree as called for in Kentucky Utilities Company (D.B. 122, Pg. 516) and being a corner of Kentucky Utilities Company (D.B. 122, Pg. 516, Carroll Co.); Thence leaving the line of Schirmer and with the line of Kentucky Utilities Company, N35°57’22”W — 508.19 feet to an iron pin found (PLS# 3423 and PLS# 3729), N32°39’34”W — 646.80 feet to an iron pin set adjacent to a fence corner post as called for in D.B. 122, Pg. 516, and N14°33’07”W — 297.00 feet to an iron pin set, said pin being a corner of David C. White and Lorenda White (D.B. 72, Pg. 199, Gallatin Co. and D.B. 129, Pg. 319, Carroll Co.); Thence leaving the line of Kentucky Utilities Company and with the line of White, N73°10’03”E — 396.34 feet to an iron pin set (PLS# 3423), said pin being a corner of White and being a corner of the property being claimed by Mark Kearns (No Deed Found); Thence leaving the corner of White and with property being claimed by Kearns, N75°50’04”E — 270.70 feet to an iron pin found (PLS# 3423), said pin being a corner of the property being claimed by Kearns and being corner of the Mark Kearns property (D.B. 106, Pg. 418, Gallatin Co.); Thence leaving the property being claimed by Mark Kearns (No Deed Found) and with the line of Mark Kearns (D.B. 106, Pg. 418), N75°50’04”E — 832.33 feet to an iron pin found (PLS# 3423), said pin being a corner of the property of Mark Kearns and Kentucky Utilities Company (D.B. 107, Pg. 590, Gallatin Co.); Thence leaving the line of Kearns and with the Kentucky Utilities Company Line, N75°50’04”E — passing an iron witness pin found (PLS# 3423) at 142.51 feet continuing for a total distance of 147.51 feet to an Ash Tree Found, said Ash Tree being a corner of Kentucky Utilities Company and Mark Kearns; thence leaving the line of Kentucky Utilities Company and with the line of Mark Kearns, N75°50’04”E — passing a found P.K. nail in the Montgomery Road at 15.29 feet and continuing for a total distance of 16.90 feet to a mag nail set in the centerline of Montgomery Road; Thence continuing with the first the line of Kearns and second the line of David Brooks (D.B. 47, Pg. 342 Gallatin Co. and D.B. 47, Pg. 304, Gallatin Co.), S17°06’39”E — 187.53 feet to an iron pin set, said pin being 14.32 feet east of the centerline of Montgomery Road and being a corner of David Brooks; Thence continuing with the line of Brooks, S53°24’33”E — 483.25 feet to an iron pin set, said pin being 46.98 feet east of the centerline of Montgomery Road, S20°03’34”E —

826.58 feet to a mag nail set in the centerline of Montgomery Road and S33°08’48”E — 124.58 feet to a mag nail set in the centerline of Montgomery Road; Thence leaving the centerline of Montgomery Road and continuing with the line of David Brooks N73°46’07”E — 749.80 feet to an iron pin set a fence corner post, said pin being a corner of Kevin Deaton (D.B. 47, Pg. 202, 2nd tract); Thence leaving the line of Brooks and with the line of Deaton, S11°38’19”E — 1690.61 feet to an iron pin found (PLS# 3423), said pin being in the northwestern edge of an existing gravel driveway, said pin also being the southeast corner of the parent tract and being a corner of Kevin Deaton (D.B. 47, Pg. 202, 4th tract) and being on the line of Kevin Deaton (D.B. 47, Pg. 202, 2nd tract); Thence leaving the line of Kevin Deaton (D.B. 47, Pg. 202, 2nd tract) and with the line of Kevin Deaton (D.B. 47, Pg. 202, 4th tract), the following thirteen courses:  S72°52’10”W — 25.17 feet an iron pin found (PLS# 1961), S12°01’39”E — 4.82 feet to an iron pin found (PLS# 1961), S74°47’21”W — 156.29 feet to an iron pin found (PLS# 1961), N83°18’42”W — 45.40 feet to an iron pin found (PLS# 1961), N58°15’22”W — 29.75 feet to an iron pin set a fence post, N59°33’40”W — 144.87feet to an iron pin set a fence post, N70°53’50”W — 71.88 feet to an iron pin set at a fence post, N78°52’05”W — 81.07 feet to a Mag Nail found in the centerline of Montgomery Road and continuing with the line of Deaton and with the centerline of Montgomery Road, S36°30’15”E — 34.78 feet to a point, S30°01’34”E — 26.82 feet to a point, S22°21’46”E — 47.61 feet to a point, S18°00’12”E — 94.61 feet to a point and S13°18’49”E — 50.14 feet to the Point of Beginning and containing 152.898 acres by survey.

This description prepared from a physical survey conducted by AGE Engineering, Douglas Gooch Ky. R.L.S. #3118, dated the 12th day of November, 2009.

Being the same property conveyed to Kentucky Utilities Company, a Kentucky corporation, by Deed recorded on January 7, 2010, in Deed Book 181, Page 210, in the Office of the Clerk of Carroll County, Kentucky, and by Deed recorded on January 8, 2010, in Deed Book 108, Page 324, in the Office of the Clerk of Gallatin County, Kentucky.

Parcel 2:

Situated in the Commonwealth of Kentucky, Gallatin and Carroll County, east of the City of Ghent, being all of the remaining land heretofore conveyed to Mark E. and Ruth R. Kearns, by deed, recorded in Deed Book 106, Page 418 of the Gallatin County deed records, and being more particularly described as follows:

Beginning at an existing Ash tree on the northerly line of a tract of land heretofore conveyed to Kentucky Utilities Company by deed, recorded in Deed Book 108 Page 324 (Gallatin Co.) and Deed Book 181, Page 210 (Carroll Co.) and the southeasterly most corner of a tract of land heretofore conveyed to Kentucky Utilities Company, by deed, recorded in Deed Book 107 Page 590 of said Gallatin County deed records, and a point on the westerly right-of-way line of Montgomery Road being fifteen (15) feet from the center of said road, said tree witnessed by a found 5/8” iron pin stamped One Eleven #3423, N76°34’28”W, 5.00 feet;

Thence along said Kentucky Utilities Company tract of land on the following three (3) courses: (1) along said westerly right-of-way line of Montgomery Road, N24°45’49”E, 147.50 feet to a found iron pin and cap stamped One Eleven 3423; (2) leaving said westerly right-of-way line, N76°34’28”W, 147.50 feet to a found iron pin and cap stamped One Eleven 3423; (3) S24°45’49”W, 147.50 feet to a found iron pin and cap stamped One Eleven 3423 on the northerly line of said Kentucky Utilities Company tract of land;

Thence along said northerly line, N76°34’28”W, passing a set iron pin and cap, at a distance of 832.50 feet, a total distance of 1103.10 feet to a set iron pin and cap at a southeasterly most corner of a tract of land heretofore conveyed to Kentucky Utilities, by deed, recorded in Deed Book 108 Page 247 and 108

Page 443 (Gallatin County) as well as Deed Book 181 Page 104 and Deed Book 181 Page 109 (Carroll County);

Thence along the lines of said Kentucky Utilities Company tract of land, on the following three (3) courses:  (1) N49°25’56”E, 393.22 feet to a set iron pin and cap; (2) N06°21’30”E, 1647.79 feet to a set iron pin and cap; (3) S80°41’18”E, 1225.11 feet to a set iron pin and cap on a westerly line of a tract of land heretofore conveyed to Buell and Virginia Shields, by deeds, recorded in Deed Book 34 Page 440 and Deed Book 33 Page 303;

Thence along the lines of said Shields’ tract of land on the following four (4) courses:  (1) S02°40’22”E, 282.87 feet to a set iron pin and cap; (2) S06°36’57”E, 610.38 feet to a set iron pin and cap; (3) S25°24’47”W, passing a set iron pin and cap at a distance of 263.30 feet, a total distance of 268.30 feet to a found fence post; (4) S72°21’10”E, passing a set iron pin and cap at a distance of 5.00 feet, and a distance of 239.70 feet on the westerly right-of-way line of Montgomery Road, a total distance of 298.06 feet to a set mag nail in the center of Montgomery Road and a southwesterly most corner of a tract of land heretofore conveyed to Barry and Alma Shields, by deed, recorded in Deed Book 83 Page 369, of the Gallatin County Deed Records;

Thence along the southerly line of said Barry and Alma Shields’ tract of land, on the following four (4) courses; (1) S70°39’09”E, 54.35 feet to a found ½” iron pin; (2) S70°39’09”E, passing a set iron pin and cap on the easterly right-of-way line of Montgomery Road, at a distance of 21.59 feet, a total distance of 1119.53 feet to a found fence post; (3) S68°41’56”E, 141.63 feet to a found fence post; (4) S66°40’41”E, passing a found iron pin and cap stamped Mylor #1961, at a southerly corner of said Buell and Virginia Shields’ tract of land, a total distance of 127.44 feet to a set iron pin and cap;

Thence along said line of Buell and Virginia Shields’ tract on the following two (2) courses: (1) S62°05’58”E, 811.82 feet to a fence post; (2) S29°25’17”W, 1420.15 feet to a found iron pin and cap stamped Mylor #1961 at the northwesterly most corner of a tract of land heretofore conveyed to Kevin and Lucy Deaton, by deed, recorded in Deed Book 47 page 202, and the northeasterly most corner of a tract of land heretofore conveyed to Kentucky Utilities Company by deed, recorded in Deed Book 108 Page 334 of the Gallatin County Deed Records;

Thence along the northerly line of said Kentucky Utilities Company tract of land on the following four (4) courses: (1) N63°04’43”W, 1062.48 feet to a set iron pin and cap; (2) N57°26’21”E, 86.04 feet to a set iron pin and cap; (3) N27°55’46”E, 151.59 feet to a found ½” iron pin; (4) N62°24’44”W, passing a set iron pin and cap on the westerly right-of-way line of Montgomery Road, a distance of 1436.90 feet a total distance of 1451.92 feet to a set mag nail in the center of Montgomery Road and on the easterly line of said Kentucky Utilities Company tract of land;

Thence along the lines of Kentucky Utilities Company tract of land, on the following two (2) courses: (1) along the center of Montgomery Road, N24°45’49”E, 7.15 feet to a set mag nail; (2) N76°34’28”W, 15.30 feet to the beginning.  Containing 128.3422 acres of land more or less, subject to easements, conditions, covenants, restrictions, and rights-of-way of record.

Further being subject to an existing 30 feet wide right-of-way for Montgomery Road, being 15 feet on either side of the following described centerline:

Beginning at set mag nail at the northeasterly most corner of a tract of land heretofore conveyed to Kentucky Utilities Company, by deed, recorded in Deed Book 108 Page 324 of the Gallatin County Deed Records and Deed Book 181, Page 210 of the Carroll County Deed Records and being more particularly described as follows:  Thence N24°45’49”E, 192.38 feet to a set mag nail; Thence N25°54’22”E, 113.79 feet to a set mag nail; Thence N25°15’06”E, 342.76 feet to a set mag nail; Thence N31°24’50”E, 87.96 feet to a set mag nail; Thence N46°04’17”E, 36.28 feet to a set mag nail; Thence N64°33’00”E, 38.84 feet to a set mag nail; Thence N73°18’02”E, 114.19 feet to a set mag nail; Thence N74°54’35”E, 64.49 feet to a set mag nail; Thence N77°56’39”E, 53.65 feet to a set mag nail; Thence N83°40’42”E, 53.30 feet to a set mag nail; Thence S86°25’53”E, 50.70 feet to a set mag nail at the southeasterly most corner of a tract of land heretofore conveyed to Barry and Alma Shields, by deed, recorded in Deed Book 83 Page 369 of the Gallatin County Deed Records; records and the terminus of the centerline description.  Containing 0.7971 of an acre of land more or less, subject to easements, conditions, covenants, restrictions, and rights-of-way of record.

Iron pins called to be set are 5/8” iron pins, twenty-four inches in length, with an orange cap stamped One Eleven #3423.

The above description and bearing system is based on the Kentucky Utilities Plant Grid System.  It is further based on a field survey made by One Eleven Engineering and Surveying PLLC dated October 21, 2009.

This survey prepared by One Eleven Engineering and Surveying PLLC, James J. Bertram Jr. PLS, #3423 in the Commonwealth of Kentucky, October 21, 2009 and Revised March 16, 2010.

Being the same property conveyed to Kentucky Utilities Company, a Kentucky corporation, by Deed recorded on March 18, 2010, in Deed Book 181, Page 684, in the Office of the Clerk of Carroll County, Kentucky, and by Deed recorded on March 18, 2010, in Deed Book 108, Page 668, in the Office of the Clerk of Gallatin County, Kentucky.

Parcel 3:

Tract 1:

The following is a description of a parcel of land lying on the east side of Montgomery Ridge Road, 3.0 miles, south of US 42, in Carroll & Gallatin Counties, Kentucky, and more particularly described as follows:

Beginning at Point in the center of Montgomery Road, from which a point in the center of Montgomery Road at the Northwest corner in parent tract bears N18°50’50”E 70.76 feet; thence leaving Montgomery Road and with a new made line over the land of Adrian Owens, Deed Book 57, Page 162, S80°50’47”E 22.24 feet to an Iron Pin (set); thence S80°50’47”E 363.82 feet to an Iron Pin (set); thence S01°09’13”W 532.94 feet to an Iron Pin (set); thence N84°24’15”W 171.52 feet to an Iron Pin (set); (a small family cemetery, marked by two 36” walnut and a 36” oak, is located two feet to the north and east of this Iron Pin); thence N84°38’44”W 214.39 feet to an Iron Pin (set); thence N84°38’44”W 21.13 feet to a Point in the center of Montgomery Road; thence with the center of Montgomery Road N01°15’09”W 48.85 feet; thence N00°19’26”E 46.30 feet; thence N02°31’36”E 69.20 feet; thence N03°51’27”E 109.71 feet; thence N05°06’05”E 282.94 feet to the Point of Beginning, containing 5.000 Acres, and subject to all rights-of-ways and easements of record or in existence.

The above description is in accordance with a survey made by Joe H. Justice, Jr. R.L.S. No. 1989 on June 15, 2001.

Tract 2:

Being Tract 1 as shown on that certain Plat of Adrian Owen Property approved by Warsaw, Glencoe and

Gallatin County Planning Commission, Docket No. PS-11-06, on March 17, 2011, of record in Plat Cabinet B, Slide 188 in the aforesaid Office.

Such property also being described as follows:

This property lies partially in Carroll and Gallatin County.

BEGINNING at a Mag Nail set (1/4” x 2” Mag Nail as will be common for all Mag Nails Set) at the intersection of centerline of Black Rock Road and Montgomery Road, having Kentucky State Plane Coordinate System — North Zone Coordinates of N=445025.67 E=1427841.89 and lying in Carroll County, Kentucky, and being the POINT OF BEGINNING for this description; Thence leaving the centerline of Black Rock Road and with the centerline of Montgomery Road, N04°11’12”E — 104.87 feet to a point, N03°17’24”W — 274.82 to a mag nail found in the centerline of Montgomery Road, and N02°22’52”W — 357.79 feet to a Mag Nail set in the centerline of Montgomery road; Thence leaving the centerline of Montgomery Road and across the parent tract with three (3) new courses: S83°49’20”E — passing an iron witness pin set at 20.23 feet and continuing 388.36 for a total distance of 408.59 feet to an iron pin set (5/8” x 18” rebar with aluminum cap bearing PLS-3118, as will be typical for all set corner monuments), N06°30’01”W — 559.60 feet to an iron pin set and N82°59’31”W — passing an iron witness pin set at 360.81 feet and continuing 20.18 feet for a total distance of 380.99 feet to a Mag Nail set in the centerline of Montgomery Road; Thence with the centerline of Montgomery Road, N00°30’48”E — 143.72 feet to a point, N00°02’12”E — 82.74 feet to a point, N03°11’41”W — 58.58 feet to a point, N03°29’38”W — 32.42 feet to a point, N01°46’27”E — 39.12 feet to a point, N02°39’14”E — 36.02 feet to a point, N05°36’11”E — 35.32 feet to a point, N09°11’41”E — 39.18 feet to a point, N14°47’54”E — 37.80 feet to a point, N18°04’18”E — 55.15 feet to a point, N17°18’12”E — 37.94 feet to a point, N18°29’15”E — 25.69 feet to a point, N22°49’09”E — 26.39 feet to a point, N30°27’44”E — 80.46 feet to a point, N34°23’35”E — 32.71 feet to a point, N38°04’53”E — 36.86 feet to a point, N37°29’11”E — 45.44 feet to a point, N31°53’46”E — 26.69 feet to a point, N24°01’52”E — 26.85 feet to a point, N15°45’54”E — 31.86 feet to a Mag Nail Set, N07°35’02”E — 32.10 feet to a point, N01°44’45”E — 33.70 feet to a point, N03°50’09”W — 47.11 feet to a point, N06°15’14”W — 37.49 feet to a point, N09°19’37”W — 26.18 feet to a point, and N12°25’13”W — 23.01 feet to a Mag Nail Set in the centerline of Montgomery Road, said nail being the Southwest Corner of Kevin Deaton (4th Tract, D.B. 47, PG. 202 (GALLATIN CO.); Thence leaving the centerline of Montgomery Road and with the southern line of Tract 4 of Deaton, N72°44’07”E — 25.17 feet to an iron pin found (PLS# 1961), N72°33’07”E — 422.86 feet to an iron pin set sad pin lying in the gravel roadway, and being the southwest corner of Kevin Deaton (Tract 3, D.B. 47, PG. 202) and being the Northwest corner of Kevin Deaton (D.B. 49, Pg. 215); Thence leaving the corner of Deaton (D.B. 47, Pg. 202) and with first the line of Deaton (D.B. 49, Pg. 215) following the remnants of an old fence and second with the line of Robert Furnish (D.B. 21, Pg. 419), S16°02’19”E — passing the centerline of Stephen Branch at 2211.77 feet and continuing 236.39 feet to an iron witness pin set (pin set 20’ north of the centerline of Black Rock Road) and continuing 24.37 feet for an overall total distance of 2472.53 feet to a Mag Nail set in the centerline of Black Rock Road; Thence leaving the line of Furnish and with the centerline of Black Rock Road, S39°06’14”W — 60.72 feet to a point, S45°34’37”W — 31.36 feet to a point, S49°33’38”W — 83.60 feet to a point, S43°11’49”W — 50.44 feet to a point, S37°59’26”W — 70.43 feet to a point, S34°32’08”W — 108.74 feet to a point, S38°17’35”W — 39.35 feet to a point, S43°27’25”W — 68.58 feet to a point, S54°02’11”W — 57.58 feet to a point, S70°25’47”W — 42.24 feet to a point, and S87°55’24”W — 12.22 feet to a point on the centerline of Black Rock Road; Thence leaving the centerline of Black Rock Road and with (4) four new lines to the parent tract, N17°50’06”E — passing an iron witness pin set at 22.00 feet and continuing 405.08 feet for a total distance of 427.08 feet to an iron pin set, N00°37’49”E — 212.41 feet to an iron pin set, S84°53’45”W — 410.00 feet to an iron pin set, and S11°43’25”W — passing an iron pin set 503.01 feet and continuing 19.62 feet for a total distance of 522.63 feet to point on the centerline of Black Rock Road; Thence with the centerline of Black Rock Road, N83°01’17”W — 39.61 feet to a point, N79°20’25”W — 86.70 feet to a point, N72°29’44”W — 45.02 feet to a point, N66°16’01”W — 45.39 feet to a point, N59°31’43”W — 76.64 feet to a point, N53°49’50”W — 101.04 feet to a point, N47°00’32”W — 27.42 feet to a point, and N42°15’56”W — 85.47 feet to the Point of Beginning containing 46.926 acres by survey.

This description prepared from a physical survey conducted by Douglas G. Gooch, AGE Engineering Services, Inc., Ky. R.L.S. #3118, dated the 23rd day of February, 2011.

Being the same property conveyed to Kentucky Utilities Company, a Kentucky corporation, by Deed dated and recorded on March 18, 2011, in Deed Book 184, Page 507, and by Deed dated and recorded on March 18, 2011, of record in Deed Book 184, Page 511, both in the Office of the Clerk of Carroll County, Kentucky, and by Deed dated and recorded on March 18, 2011, in Deed Book 110, Page 770, and by Deed dated and recorded on March 18, 2011, in Deed Book 110, Page 774, both in the Office of the Clerk of Gallatin County, Kentucky.

Hart County, Kentucky:

BEGINNING at an iron pin set (5/8” x 18” rebar with aluminum cap bearing PLS-3118, as will be typical for all set corner monuments) on the eastern edge of right-of-way of the Norfolk Southern Railway Company (D.B. 104, PG. 271, D.B. 104, PG. 280, D.B. 104, PG. 323) and being the Northwest Corner of Frederick Dempsey (D.B. 160, Pg. 273), said pin having Kentucky State Plane Coordinate System — South Zone Coordinates of N=2166662.24, E=1936109.81 lying in Mercer County, Kentucky, said point also being S05°28’37”W — 3162.76 feet from the Southeast Corner of the Curdsville Bridge Abutment over the Norfolk Southern Railway Company and being the Point of Beginning for this description; Thence leaving the corner of Dempsey and with the eastern edge of right-of-way of the Norfolk Southern Railway Company, along a curve to the left, having a radius of 2010.10 feet, having a chord direction of N28°05’03”E and a chord length of 384.86 feet to a point, N21°36’34”E — 32.90 feet to an iron pin set, N21°36’34”E — 268.84 feet to a point N20°36’32”E — 662.38 feet to an iron pin set, N20°13’14”E — 103.35 feet to a point, N20°04’10”E — 88.92 feet to a point, N18°49’41E — 110.75 feet to an iron pin set, along a curve to the left having a radius of 2010.10 feet having a chord direction of N01°07’03”E and a chord length of 1208.47 feet to an iron pin set, N17°06’41”W — 86.50 feet to a point, N19°02’37”W — 88.87 feet to a point, N20°01’53”W — 131.46 feet to a point and N21°11’24”W — 238.36 feet to an iron pin set, said pin being on the eastern edge of right-of-way of the Norfolk Southern Railway; Thence leaving said railroad and with a new line to the parent tract, N36°27’44”E — 39.74 — feet to an iron pin set, said pin being the Southwest Corner of Kentucky Utilities Company (D.B. 230, Pg. 201); Thence with the line of Kentucky Utilities Company (D.B. 230, Pg. 201), S52°10’06”E — crossing Hardin Heights Drive 226.73 feet to an iron pin set, S48°39’56”E — 32.12 feet to an iron pin found (KYTC), S53°10’45”E — 111.22 feet to an iron pin set, S49°16’35”E — 730.79 feet to an iron pin set, S25°44’27”E — 90.27 feet to an iron pin set, S15°06’22”E — 386.08 feet to an iron pin set S20°30’30”E — 260.47 feet to an iron pin set, S03°24’21”E — 211.52 feet to an iron pin set, S34°16’49”E — 109.16 feet to an iron pin set, S46°46’12”E — 70.01 feet to an iron pin set, S70°49’20”E — 59.42 feet to an iron pin set, N85°27’56”E — 480.51 feet to an iron pin found with no ID Cap, N84°13’12”E — 468.44 feet to an iron pin set, N02°44’33”W — 5.00 feet to an iron pin set, N84°56’26”E — 361.18 feet to an iron pin set, S67°45’29”E — 47.32 feet to an iron pin set, S52°26’28”E — 527.44 feet to an iron pin set, said pin being on the southern line of Kentucky Utilities Company and being a corner of Hardin Heights, Inc. said pin being on the western line of Hardin Heights, Inc. (D.B. 130, Pg. 147, see also Plat of Hardin Heights Camp Sites Plat Slide A-69); Thence leaving the line of Kentucky Utilities Company and crossing Hardin Heights Drive with the line of Hardin Heights, Inc., S36°08’14”W — 12.01 feet to a mag nail set (1/4” x 2” Mag Nail set as will be typical for all Mag Nails set), said nail being a new corner of the parent tract, S51°06’46”E — 35.00 feet to a Mag Nail Set, S47°51’46”E — 50.00 feet to a Mag Nail Set, S42°51’46”E — 50.00 feet to an iron pin set, S37°51’46”E — 50.00 feet to an iron pin set, S32°51’46”E — 50.00 feet to an iron pin set, S27°51’46”E —

50.00 feet to a Mag Nail Set, S22°51’46”E — 50.00 feet to a Mag Nail Set, S17°51’46”E — 50.00 feet to an iron pin set, S12°51’46”E — 50.00 feet to an iron pin set, S07°51’46”E — 50.00 feet to an iron pin set, S02°51’46”E — 50.00 feet to an iron pin set, S02°08’14”W — 50.00 feet to an iron pin set, S04°36’20”W — 338.90 feet to an iron pin found (PLS# 3816), S26°28’46”W — 98.98 feet to an iron pin found (PLS# 3816), S47°50’27”W — 170.00 feet to an iron pin found (PLS# 3816), S60°08’28”W — 172.18 feet to an iron pin found (PLS# 3816), and S23°53’27”E — 39.86 feet to a 1” Iron Pipe Found, said pipe being a corner of the Hardin Heights, Inc. (D.B. 130, Pg. 147) and the Southwest corner of Lot 1 of Hardin Heights Camp Estates; Thence leaving the line of Hardin Heights, Inc. (D.B. 130, Pg. 147) and with the line of Lot 1 of Hardin Heights Camp Estates, S23°38’19”E — 204.33 feet to an iron pin set at elevation 760, said pin being N23°38’19”W — 5.11 feet from a found 1” Pipe; Thence leaving Lot 1 of Hardin Heights Camp Estates and with the line of Kentucky Utilities Company (D.B. 104, Pg. 318) and 760 elevation line, S79°31’40”W — 457.41 feet to an iron pin found (PLS# 3816), S58°56’55”W — 83.56 feet to an iron pin found (PLS# 3816), S51°40’58”W — 58.42 feet to an iron pin found (PLS# 3816), S47°50’51”W — 22.05 feet to an iron pin found (PLS# 3816), S45°47’52”W — 138.57 feet to an iron pin found (PLS# 3816), S75°05’26”W — 95.47 feet to an iron pin found (PLS# 3816), S81°32’53”W — 488.43 feet to an iron pin found (PLS# 3816), S88°28’56”W — 209.89 feet to an iron pin found (PLS# 3816), S86°18’39”W — 122.17 feet to an iron pin found (PLS# 3816), and N83°26’18”W — 76.85 feet to an iron pin found (PLS# 3816), said pin being at the 760 Elevation and being a corner of Fredrick Dempsey (D.B. 160, Pg. 273); Thence leaving the 760 Elevation and with the line of Dempsey, N67°55’13”W — 61.50 feet to an iron pin found (PLS# 3816) in the centerline of the Creek, N30°57’02”W — 250.95 feet to an iron pin set, N16°11’02”W — 120.12 feet to an iron pin found (PLS# 3816), N48°20’38”W — 124.02 feet to an iron pin found (PLS# 3816), N38°06’58”W — 98.94 feet to an iron pin found (PLS# 3816) at the base of a fence corner post and S87°38’08”W — with said fence line passing an iron pin found (PLS# 3816) at 1449.80 feet and continuing 2.82 feet for a overall total distance of 1452.62 feet to the POINT OF BEGINNING and containing 152.976 acres by survey.

This description prepared from a physical survey conducted by Douglas G. Gooch, AGE Engineering Services, Inc., Ky. R.L.S. #3118, dated the 9th day of May, 2011.

Being the same property conveyed to Kentucky Utilities Company, a Kentucky corporation, by Deed dated November 11, 2011, of record in Deed Book 311, Page 567, in the Office of the Clerk of Hart County, Kentucky.

Laurel County, Kentucky:

Begin at a stake in the controlled fence row right of way of Daniel Boone Parkway on the north side of the dead end of Lovelace Road; thence N 68.00 W. 170 feet to a stake; thence N. 22.00 E. 547 feet to a stake in the south right of way of Kentucky Utility right of way; thence S. 38.30 E 254.2 feet with the right of way to a post; thence N. 55.30 E. 343 feet to a post; thence S. 39.00 E. 190 feet to a stake; thence same course S. 39.00 E. 45 feet to a point; thence S. 82.31 E. 235 feet to a stake in the original outside line; thence S. 3.30 W. 240 feet along the original line to a brace post in the controlled fence row of Daniel Boone Parkway; thence with the fence row of Daniel Boone Parkway 893.5 feet as it meanders, to the point of beginning containing 8.15 acres the same to be more or less.

THERE IS EXCEPTED AND NOT CONVEYED HEREIN that certain tract of land and the easement conveyed to Gene Nicholson and Judith Nicholson, husband and wife by deed dated the 8th day of November, 1980 of record in Deed Book 293, at page 163, records of the Laurel County Court Clerk’s Office, and being more particularly described as follows:

Beginning at a pull post in the R/W fence of the Daniel Boone Parkway, also a corner to the C.T. Massey property, thence leaving the fence and with the Massey line, N 06.02 E. 181.0 feet to a 36” black oak, thence leaving the Massey line, N. 73.54 W. 174.8 feet to a 3” hickory, thence N. 57.00 W. 68.0 feet to a twin white oak & chestnut oak, thence S 45.46 W. 89.0 feet to a stake 20 feet from the C/L of an old road, thence S. 43.54 W. 317.5 feet to a stake in the R/W fence, thence with the R/W fence N. 86.54 E. 490.8 feet to the beginning corner.  Containing 2.0 acres more or less by survey of Green L. Keith, Registered Land Surveyor No. 1901.

Being the same property conveyed to Kentucky Utilities Company, a Kentucky corporation, by Deed dated December 22, 2010, of record in Deed Book 667, Page 229, in the Office of the Clerk of Laurel County, Kentucky.

Franklin County, Kentucky:

Beginning at an Iron pin on the right-of-way of U.S. Highway #460, corner to the National Distillers and running with said right-of-way line south 71 degrees 50 minutes west, a distance of 486 feet to a point opposite utility pole number 9834; thence north 25 degrees 30 minutes east 527 feet to a point on Elkhorn Creek, corner to National Distillers; thence south 17 degrees 00 minutes east 480 feet to the point of beginning, containing approximately two acres.

There is excepted therefrom however that portion of said property conveyed by Joe Pat Gaines, et al to Commonwealth of Kentucky by deed dated April 17, 1987 and of record in Deed Book 346, page 471, in the office of the Clerk of Franklin County, Kentucky.

Said property is more recently and particularly described as follows:

BEGINNING at an iron pin set (5/8” x 18” rebar with aluminum cap bearing PLS-3118, as will be typical for all set corner monuments), on the northern edge of right-of-way of US Hwy 460, said pin being 73.57 feet north of centerline and being the southwest corner of the James B. Beam Distilling Co. (D.B. 346, Pg. 350), having Kentucky State Plane Coordinate System — North Zone Coordinates of N=259632.36, E=1479432.22, said pin also being approximately 333 feet northeast of the intersection of centerlines of Raven Crest Apartments Road and US Hwy 460, said iron pin set also being S74°24’43”W — 631.91 feet from a Damaged Right of Way monument found, said iron pin set being the POINT OF BEGINNING for this description; Thence leaving the line of the James B. Beam Distilling Co., (D.B. 346, Pg. 350) and with the north edge of right-of-way of US Hwy 460, S72°00’25”W — 5.76 feet to an iron pin set, said pin being 73.80 feet north of the centerline, S72°00’59”W — 29.93 feet to an iron pin set, said pin being 75.00 feet north of centerline and S74°39’44”W — 408.57 feet to an iron pin set, said pin being 95.75 feet north of the centerline of US Hwy 460 and being a common corner of JAN, LLC (D.B. 479, Pg. 640); Thence leaving the right-of-way of US Hwy 460 and with the line of JAN, LLC, N36°07’11”E — 559.43 feet to an iron pin set on the bank of Elkhorn Creek, said point being a common corner of the James B. Beam Distilling Co. (D.B. 346, Pg. 350) and JAN, LLC and being the northern most corner of the property being surveyed; Thence leaving the line of JAN, LLC and with the line of the James B. Beam Distilling Co., S16°26’23”E — 346.99 feet to the Point of Beginning and containing 1.777 acres by survey.

This description prepared from a physical survey conducted by AGE Engineering, Douglas G. Gooch Ky. R.L.S.#3118, dated the 6th day of October, 2010.

Being the same property conveyed to Kentucky Utilities Company, a Kentucky corporation, by Deed dated December 28, 2010, of record in Deed Book 524, Page 376, in the Office of the Clerk of Franklin County, Kentucky.

Mercer County, Kentucky:

BEGINNING at an iron pin set (5/8” x 18” rebar with aluminum cap bearing PLS-3118, as will be typical for all set corner monuments) on the eastern edge of right-of-way of the Norfolk Southern Railway Company (D.B. 104, PG. 271, D.B. 104, PG. 280, D.B. 104, PG. 323) and being the Northwest Corner of Frederick Dempsey (D.B. 160, Pg. 273), said pin having Kentucky State Plane Coordinate System — South Zone Coordinates of N=2166662.24, E=1936109.81 lying in Mercer County, Kentucky, said point also being S05°28’37”W — 3162.76 feet from the Southeast Corner of the Curdsville Bridge Abutment over the Norfolk Southern Railway Company and being the Point of Beginning for this description; Thence leaving the corner of Dempsey and with the eastern edge of right-of-way of the Norfolk Southern Railway Company, along a curve to the left, having a radius of 2010.10 feet, having a chord direction of N28°05’03”E and a chord length of 384.86 feet to a point, N21°36’34”E — 32.90 feet to an iron pin set, N21°36’34”E — 268.84 feet to a point N20°36’32”E - 662.38 feet to an iron pin set, N20°13’14”E — 103.35 feet to a point N20°04’10”E — 88.92 feet to a point, N18°49’41”E — 110.75 feet to an iron pin set, along a curve to the left having a radius of 2010.10 feet having a chord direction of N01°07’03”E and a chord length of 1208.47 feet to an iron pin set, N17°06’41”W — 86.50 feet to a point, N19°02’37”W — 88.87 feet to a point, N20°01’53”W — 131.46 feet to a point and N21°11’24”W — 238.36 feet to an iron pin set, said pin being on the eastern edge of right-of-way of the Norfolk Southern Railway; Thence leaving said railroad and with a new line to the parent tract, N36°27’44”E — 39.74 — feet to an iron pin set, said pin being the Southwest Corner of Kentucky Utilities Company (D.B. 230, Pg. 201); Thence with the line of Kentucky Utilities Company (D.B. 230, Pg. 201), S52°10’06”E — crossing Hardin Heights Drive 226.73 feet to an iron pin set, S48°39’56”E — 32.12 feet to an iron pin found (KYTC), S53°10’45”E — 111.22 feet to an iron pin set, S49°16’35”E — 730.79 feet to an iron pin set, S25°44’27”E — 90.27 feet to an iron pin set, S15°06’22”E — 386.08 feet to an iron pin set, S20°30’30”E — 260.47 feet to an iron pin set, S03°24’21”E — 211.52 feet to an iron pin set, S34°16’49”E — 109.16 feet to an iron pin set, S46°46’12”E — 70.01 feet to an iron pin set, S70°49’20”E — 59.42 feet to an iron pin set, N85°27’56”E — 480.51 feet to an iron pin found with no ID Cap, N84°13’12”E — 468.44 feet to an iron pin set, N02°44’33”W — 5.00 feet to an iron pin set, N84°56’26”E — 361.18 feet to an iron pin set, S67°45’29”E — 47.32 feet to an iron pin set, S52°26’28”E — 527.44 feet to an iron pin set, said pin being on the southern line of Kentucky Utilities Company and being a corner of Hardin Heights, Inc. said pin being on the western line of Hardin Heights, Inc. (D.B. 130, Pg. 147, see also Plat of Hardin Heights Camp Sites Plat Slide A-69); Thence leaving the line of Kentucky Utilities Company and crossing Hardin Heights Drive with the line of Hardin Heights, Inc., S36°08’14”W — 12.01 feet to a mag nail set (1/4” x 2” Mag Nail set as will be typical for all Mag Nails set), said nail being a new corner of the parent tract, S51°06’46”E — 35.00 feet to a Mag Nail Set, S47°51’46”E — 50.00 feet to a Mag Nail Set, S42°51’46”E — 50.00 feet to an iron pin set, S37°51’46”E — 50.00 feet to an iron pin set, S32°51’46”E — 50.00 feet to an iron pin set, S27°51’46”E — 50.00 feet to a Mag Nail Set, S22°51’46”E — 50.00 feet to a Mag Nail Set, S17°51’46”E — 50.00 feet to an iron pin set, S12°51’46”E — 50.00 feet to an iron pin set, S07°51’46”E — 50.00 feet to an iron pin set, S02°51’46”E — 50.00 feet to an iron pin set, S02°08’14”W — 50.00 feet to an iron pin set, S04°36’20”W — 338.90 feet to an iron pin found (PLS# 3816), S26°28’46”W — 98.98 feet to an iron pin found (PLS# 3816), S47°50’27”W — 170.00 feet to an iron pin found (PLS# 3816), S60°08’28”W — 172.18 feet to an iron pin found (PLS# 3816), and S23°53’27”E — 39.86 feet to a 1” Iron Pipe Found, said pipe being a corner of the Hardin Heights, Inc. (D.B. 130, Pg. 147) and the Southwest corner of Lot 1 of Hardin Heights Camp Estates; Thence leaving the line of Hardin Heights, Inc. (D.B. 130, Pg. 147) and with the line of Lot 1 of Hardin Heights Camp Estates, S23°38’19”E — 204.33 feet to an iron pin set at elevation 760, said pin being N23°38’19”W — 5.11 feet from a found 1” Pipe; Thence leaving Lot 1 of Hardin Heights Camp Estates and with the line of Kentucky Utilities Company (D.B. 104, Pg. 318) and 760 elevation line, S79°31’40”W — 457.41 feet to an iron pin found (PLS# 3816), S58°56’55”W — 83.56 feet to an iron pin found (PLS# 3816), S51°40’58”W — 58.42 feet to an iron pin found (PLS# 3816),

S47°50’51”W — 22.05 feet to an iron pin found (PLS# 3816), S45°47’52”W — 138.57 feet to an iron pin found (PLS# 3816), S75°05’26”W — 95.47 feet to an iron pin found (PLS# 3816), S81°32’53”W — 488.43 feet to an iron pin found (PLS# 3816), S88°28’56”W — 209.89 feet to an iron pin found (PLS# 3816), S86°18’39”W — 122.17 feet to an iron pin found (PLS# 3816), and N83°26’18”W — 76.85 feet to an iron pin found (PLS# 3816), said pin being at the 760 Elevation and being a corner of Fredrick Dempsey (D.B. 160, Pg. 273); Thence leaving the 760 Elevation and with the line of Dempsey, N67°55’13”W — 61.50 feet to an iron pin found (PLS# 3816) in the centerline of the Creek, N30°57’02”W — 250.95 feet to an iron pin set, N16°11’02”W — 120.12 feet to an iron pin found (PLS# 3816), N48°20’38”W — 124.02 feet to an iron pin found (PLS# 3816), N38°06’58”W — 98.94 feet to an iron pin found (PLS# 3816) at the base of a fence corner post and S87°38’08”W — with said fence line passing an iron pin found (PLS# 3816) at 1449.80 feet and continuing 2.82 feet for a overall total distance of 1452.62 feet to the POINT OF BEGINNING and containing 152.976 acres by survey.

This description prepared from a physical survey conducted by Douglas G. Gooch, AGE Engineering Services, Inc., Ky. R.L.S.#3118, dated the 9th day of May, 2011.

Being the same property conveyed to Kentucky Utilities Company, a Kentucky corporation, by Deed dated June 23, 2011, of record in Deed Book 328, Page 7, in the Office of the Clerk of Mercer County, Kentucky.